Exhibit 99.1
Gulf South Bank Conference New Orleans, LA
April 30, 2007

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements”within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,”“believe,”“estimate,”“expect,”“foresee,”“may,”“might,” “will,” “intend,”“could,”“would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the possible effects of the acquisition of The Signature Bank, opportunities for mobile banking, strategic initiatives for 2007 and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank and other operating subsidiaries. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, BancorpSouth’sability to successfully integrate the operations of The Signature Bank, the ability of BancorpSouth toprovide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’soperating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’smarket areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’sassets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’spress releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.

Agenda
· An overview of BancorpSouth
· BancorpSouth’s market footprint
· The BancorpSouth franchise
· Major lines of business
· Operating results
· 2007 strategic initiatives
· Key investment considerations

Corporate Profile · 13.0 billion in assets* · 8-state financial holding company*
· 290 locations*
· Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses
· Traditional banking and non-interest products
· 2.0 billion market capitalization*
* Data as of March 31, 2007

Mission Statement
· Be the leading financial services company in our markets, close to our customers and focused on the communities we serve.
· Maximize shareholder value through consistently strong earnings performance, market share and maintenance of high quality assets.
· Continuously transform BancorpSouth into a truly diverse and comprehensive financial services company.
· Be our customers’ provider of choice for financial services, a multi-faceted relationship providing greater value to both the customer and our company.
· Provide an inspiring career opportunity for dedicated professionals.

Market Footprint

Springfield, MO Metro Area
Effective March 1, 2007 – Acquisition of The Signature Bank Population 398,124 Per capita income $34,657
3rd largest metro area in Missouri behind Kansas City and St. Louis Springfield-Branson National Airport
4th fastest growing airport in US in 2005

BancorpSouth, Right Where You AreSM

What Differentiates BancorpSouth

Meeting the Needs of Customers

BancorpSouth Insurance Services
First quarter 2007 revenue was $19.8 million.

Wealth Management Group
3/31/2007 12/31/2006 Total Client Accounts 14,734 14,415 Assets Under Management (billions) $ 5.1 $ 4.9
Total Commissions and Fees

Mobile Banking Innovator
First in the Nation Mobile Banking with Firethorn Holdings and AT&T Mobility
BancorpSouth Benefits:
Market readiness for mobile banking
New customer acquisition & retention
Customer convenience
Increased share of wallet
Transaction revenue

Commercial Banking and Cash Management
· Over $1.2 billion in Commercial Checking balances
· 25.3% increase in Cash Management customers *
· 26.6% increase in Cash Management sweep product balances *
· 32.2% increase in total fee revenue for Cash Management *
* 3/31/07 as compared to 3/31/06

Deposits

A Strong Credit Culture
· Aggressive loan growth goals
· Maintain asset quality levels
· Consistently low levels of non-performing assets and loan losses
2001 2002 2003 2004 2005 2006 1Q-07
NPA’s / Net Loans 0.72% 0.62% 0.83% 0.50% 0.39% 0.30% 0.28%
Net Charge-Offs (annualized) 0.35% 0.41% 0.33% 0.31% 0.23% 0.15% 0.08%
Reserve Coverage of NPA’s 1.9x 2.2x 1.8x 2.7x 3.5x 4.2x 4.3x

Loans
Loans Net of Unearned Income as of March 31 ($ in billions)
as of March 31, 2007

Loan Growth
· Loans increased 18.2% to $8.7 billion at 3/31/07 from $7.4 billion at 3/31/06
· De novo entries
-Longview, TX -Lufkin, TX (LPO) -Tyler, TX -Gulf Shores, AL (LPO) -Huntsville, AL (LPO) -Fayetteville, AR (LPO) -Lafayette, LA -Destin, FL
· Acquisition of The Signature Bank -Springfield, MO
-St. Louis, MO

Operating Results
Three Months Ended March 31, 2007 2006 % Change
Net interest revenue $ 98,668 $95,929 2.86 Provision for credit losses 1,355 (3,860) NM Noninterest revenue 58,359 52,770 10.59 Noninterest expense 105,610 96,008 10.00 Income before income taxes 50,062 56,551 -11.47 Income tax provision 16,495 18,806 -12.29 Net income 33,577 37,745 -11.04 Net income per share: diluted 0.42 0.47 -10.64
Dollars in thousands, except per share amounts

Performance Ratios
Three Months Ended March 31, 2007 Return on average assets 1.11% Return on tangible equity 15.96% Return on common equity 12.90% Net interest margin 3.66% Average shares outstanding — diluted 79,892,404

Net Interest Margin

Balance Sheet Information
Three Months Ended March 31, 2007 2006 % Change
Total assets $12,960,658 $11,889,916 9.01 Total earning assets 11,834,420 10,779,583 9.79 Loans, net of unearned discount 8,739,106 7,395,287 18.17 Allowance for credit losses 104,687 96,017 9.03 Total deposits 10,659,493 9,793,203 8.85 Common shareholders’ equity 1,126,003 997,565 12.88 Book value per share 13.70 12.59 8.82
Dollars in thousands, except per share amounts

Performance Metrics

Performance Metrics

Performance Metrics
Return on Average Tangible Equity

Earnings Per Share History

Dividend Growth
Cash dividend per share of common stock
* Projection based on dividends declared to date.

2007 Strategic Initiatives
· Continue to pursue new market entries
· Create new initiatives for organic growth of deposits and loans
· Maintain our net interest margin
· Increase share of client wallet
· Continue to implement and promote a consistent BancorpSouth brand
· Continue to leverage industry-leading position in electronic payment technology
• Diversify and grow non-interest revenue

Key Investment Considerations
· Unique market presence and growth opportunity
· Focused on retail customers and small- to mid-size business
· High degree of local management authority
· Size leveraged to support local offices
· Superior technological infrastructure
· Solid capital position
· Focused on shareholder value

Total Shareholder Return
for periods ending 12/31/06
Source: Bloomberg

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

The Emerging Regional Bank of the Mid-South